UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2015

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(IRS Employer Identification No.)

172 East Main Street, Georgetown, MA	01833-2107
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2015, the board of directors (the “Board”) of UFP Technologies, Inc. (the “Company”) appointed Dan Croteau to the Board and as a member of both the Compensation Committee and the Nominating Committee of the Board, all effective as of December 16, 2015.  In connection with Mr. Croteau’s appointment, the Company increased the size of its Board from seven to eight members.  Mr. Croteau will serve as a Class III director.

Mr. Croteau is currently the Chief Executive Officer of Vention Medical, a company providing component manufacturing, assembly, and design services for disposable medical devices, with 13 facilities across the US, Central America, Ireland, and Israel.  Previously, Mr. Croteau was President of FlexMedical, the medical division of Flextronics, which provides manufacturing and supply chain services for disposable medical devices, diagnostic instrumentation, and drug delivery devices.  He was also Executive Vice President and General Manager of Orthopedics for Accellent (renamed Lake Region Medical in 2014), a manufacturer of specialty components and finished medical devices used in orthopedic, cardiology, and surgical devices, and an executive at MedSource Technologies, which was merged in June 2004 with UTI Corporation to form Accellent. As a Senior Vice President at MedSource Technologies, Mr. Croteau was responsible for sales, marketing, strategy, and acquisitions.

As a non-employee director, Mr. Croteau will receive the same compensation and indemnification for Board services as the Company’s other non-employee directors as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2015.

Item 7.01                                           Regulation FD Disclosure.

The Company issued a press release on December 16, 2015 announcing the appointment of Mr. Croteau.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference.  The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.  Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 16, 2015 of UFP Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2015	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Senior Vice President